EXHIBIT 4.2


                            CLASS A WARRANT AGREEMENT


         THIS CLASS A WARRANT AGREEMENT (this "Agreement") is made as of this ____ day of _______, 1999, by and among SPORTSTRAC SYSTEMS, INC. a Delaware corporation (the "Company"), and AMERICAN STOCK TRANSFER & TRUST CO., a Delaware corporation, as Warrant Agent (the "Warrant Agent").

                               W I T N E S S E T H

         WHEREAS, the Company is engaging in an initial public offering (the "Offering") pursuant to an underwriting agreement (the "Underwriting Agreement") dated __________, 1999 between the Company and Fairchild Financial Group, Inc., a ________ corporation ("Fairchild"), of 585,000 units ("Offering Units") plus an over-allotment option of 87,750 units, with each Offering Unit consisting of one share of Common Stock and two Class A Warrants (each as hereinafter defined); and

         WHEREAS, as of the date hereof, the Company issued [______] Class A Warrants as part of the Offering Units and, in connection therewith, issued to Fairchild warrants (the "Underwriter Warrants") to purchase [_____] Offering Units which if exercised will entitle Fairchild to acquire [_____] shares of Common Stock and [_____] Class A Warrants (such Class A Warrants to be referred to as the "Fairchild Warrants") the Class A Warrants are to be governed by and subject to this Agreement; and

         WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing to so act, in connection with the issuance, registration, transfer, exchange, and redemption of the Class A Warrants, the issuance of certificates representing the Class A Warrants, the exercise of the Class A Warrants, and the rights of the Registered Holders (as hereinafter defined);

         NOW THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth and for the purpose of defining the terms and provisions of the Class A Warrants and the certificates representing the Class A Warrants and the respective rights and obligations thereunder of the Company, the Registered Holders, and the Warrant Agent, the parties hereto agree as follows:

         SECTION 1. DEFINITIONS. As used herein, the following terms shall have the following meanings, unless the context shall otherwise require:

         (a) "Adjustment Certificate" shall have the meaning ascribed to it in
Section 9(f) hereof.

         (b) "Class A Warrants" shall mean redeemable Common Stock purchase warrants, each such Class A Warrant entitling the Registered Holder thereof to purchase one share of Common Stock at the Exercise Price, all on the terms and conditions set forth herein. The Class A Warrants shall include the Fairchild Warrants which shall be exercisable at the separate Exercise Price as set forth in the definition of Exercise Price.

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         (c) "Common Stock" shall mean stock of the Company of any class, whether now or hereafter authorized, which has the right to participate in the distribution of earnings and assets of the Company without limit as to amount or percentage, which at the date hereof consists of 14,000,000 shares of Common stock, $.01 par value.

         (d) "Corporate Office" shall mean the office of the Warrant Agent (or its successor) at which at any particular time its principal business shall be administered, which office is located at the date hereof at 40 Wall Street, New York City, New York 10005.

         (e) "Exercise Date" shall mean the date on which the Warrant Agent shall have received both (i) the certificate representing a Class A Warrant, with the exercise form thereon duly executed by the Registered Holder thereof or his attorney duly authorized in writing, and (ii) payment in cash, or by official bank or certified check made payable to the Company, of an amount in lawful money of the United States of America equal to the Exercise Price of the Class A Warrants being exercised.

         (f) "Exercise Price" [1] with respect to all Class A Warrants other than the Fairchild Warrants shall mean the purchase price per share of Common Stock to be paid upon exercise of each Class A Warrant in accordance with the terms hereof, which price shall be $7.20, subject to adjustment from time to time pursuant to the provisions of Section 9 hereof and [2] with respect to the Fairchild Warrants shall mean the purchase price per share of Common Stock to be paid upon exercise of each Fairchild Warrant in accordance with the terms hereof, which price shall be the lesser of [A] $11.88, subject to adjustment from time to time pursuant to the provisions of Section 9 hereof, or [B] 165% of the then effective Exercise Price under [1] of this subparagraph (f).

         (g) "Expiration Date" shall mean 5:00 P.M. (New York time) on ______________, 2002, or the Redemption Date, whichever is earlier; provided that if such date shall in the State of New York be a holiday or a day on which banks are authorized or required to close then 5:00 P.M. (New York time) on the next following day which in the State of New York is not a holiday or a day on which banks are authorized or required to close. Upon notice to all Registered Holders, the Company shall have the right to extend the Expiration Date.

         (h) "Redemption Date" shall have the meaning ascribed to it in Section 8(a) hereof.

         (i) "Redemption Notice" shall have the meaning ascribed to it in
Section 8(b) hereof.

         (j) "Redemption Price" shall mean the price at which the Company may, at its option, redeem the Class A Warrants in accordance with the terms hereof, which price shall be $.10 per Class A Warrant.

         (k) "Registered Holder" shall mean as to any Class A Warrant and as of any particular date, the person in whose name the certificate representing the Class A Warrant shall be registered on that date on the books maintained by the Warrant Agent pursuant to Section 6.


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


         (l) "Transfer Agent" shall mean American Stock Transfer & Trust Co., as the Company's transfer agent, or its authorized successor, as such.

         (m) "Warrant Solicitation Fee" shall be ten percent (10%) of the aggregate exercise price of the Class A Warrants (other than the Fairchild Warrants) being exercised.

         SECTION 2. CLASS A WARRANTS AND ISSUANCE OF CERTIFICATES REPRESENTING CLASS A WARRANTS.

         (a) A Class A Warrant initially shall entitle the Registered Holder of the certificate representing such Class A Warrant to purchase one share of Common Stock at the Exercise Price and in accordance with the terms hereof, subject to modification and adjustment as provided in Section 9.

         (b) Upon execution of this Agreement, certificates representing the number of Class A Warrants sold by the Company as part of Offering Units in the Offering shall be executed by the Company and delivered to the Warrant Agent and, upon exercise of the Underwriter Warrants, certificates representing the number of Class A Warrants issuable upon the exercise of the Underwriter Warrants shall be executed by the Company and delivered to the Warrant Agent. Upon written order of the Company signed by its President and by its Secretary, the certificates representing Class A Warrants shall be countersigned, issued, and delivered promptly by the Warrant Agent to the investors in the Offering and to the holder of the Underwriter Warrants.

         (c) From time to time, up to the Expiration Date, the Transfer Agent shall countersign and deliver stock certificates in required whole number denominations representing up to an aggregate of _________ shares of Common Stock upon the exercise and surrender of Class A Warrants in accordance with this Agreement.

         (d) From time to time, up to the Expiration Date, the Warrant Agent shall countersign and deliver certificates representing Class A Warrants in required whole number denominations to the persons entitled thereto in connection with any transfer or exchange permitted under this Agreement; provided that no certificates shall be issued except (i) those initially issued hereunder, (ii) those issued upon any transfer or exchange pursuant to Section 6; (iii) those issued in replacement of lost, stolen, destroyed, or mutilated certificates pursuant to Section 7; and (iv) at the option of the Company, in such form as may be approved by its Board of Directors, to reflect any adjustment or change in the Exercise Price or the Redemption Price therefor made pursuant to Sections 8 or 9 hereof.

         SECTION 3. FORM AND EXECUTION OF CLASS A WARRANT.

         (a) The certificates representing Class A Warrants (other than the Fairchild Warrants) shall be substantially in the form attached hereto as Exhibit A and the certificates representing the Fairchild Warrants shall be substantially in the form attached hereto as Exhibit B (the provisions of such Exhibits are hereby incorporated herein) and may have such letters, numbers, or other marks of identification or designation and such legends, summaries or endorsements printed, lithographed,


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


or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any national or over-the-counter market on which the Class A Warrants may be listed. The certificates shall be dated the date of issuance thereof (whether upon initial issuance, transfer, exchange or in lieu of mutilated, lost, stolen, or destroyed certificates) and issued in registered form.

         (b) Certificates representing Class A Warrants shall be executed on behalf of the Company by its President and by its Secretary, by manual signatures or by facsimile signatures printed thereon, and shall have imprinted thereon a facsimile of the Company's seal. Certificates representing Class A Warrants shall be countersigned by the Warrant Agent, by manual signature or by facsimile signature printed thereon, and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the certificates representing Class A Warrants shall cease to be an officer of the Company or to hold the particular office referenced in the certificates before the date of issuance of the certificates or before countersignature by the Warrant Agent and issue and delivery thereof, such certificates may nevertheless be countersigned by the Warrant Agent, issued and delivered with the same force and effect as though the person who signed such warrant Certificates had not ceased to be an officer of the Company or to hold such office. After countersignature by the Warrant Agent, certificates representing Class A Warrants shall be delivered by the Warrant Agent to the Registered Holder without further action by the Company.

         SECTION 4. EXERCISE. Each Class A Warrant may be exercised, in whole or in part, by the Registered Holder thereof at any time prior to the Expiration Date, upon the terms and subject to the conditions set forth herein and in the applicable certificate representing the Class A Warrant. A Class A Warrant shall be deemed to have been exercised immediately prior to the close of business on the Exercise Date and the person entitled to receive the Common Stock deliverable upon such exercise shall be treated for all purposes as the holder of such Common Stock upon the exercise of the Class A Warrant as of the close of business on the Exercise Date. As soon as practicable on or after the Exercise Date, the Warrant Agent shall deposit the proceeds received from the exercise of a Class A Warrant and shall notify the Company in writing of the exercise of such Class A Warrant. Promptly following, and in any event within five business days after the date of such notice from the Warrant Agent, the Warrant Agent, on behalf of the Company, shall cause to be issued and delivered by the Transfer Agent, to the person or persons entitled to receive the following documents, unless prior to the date of issuance of such documents, the Company shall instruct the Warrant Agent to refrain from causing such issuance pending clearance of checks received in payment of the Exercise Price pursuant to such Class A Warrants:

                  (1) a certificate or certificates representing the number of shares of Common Stock issuable by reason of such exercise in such name(s) and such denomination(s) as specified on the applicable exercise form; and

                  (2) a new certificate representing the applicable Class A Warrants entitling the Registered Holder to purchase the number of shares of Common Stock as to which the original certificate was not exercised and reflecting any changes to the Exercise Price which


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


         have theretofore been effectuated and which certificate shall otherwise be in form and substance identical to that delivered by the Registered Holder to the Company for said exercise.

Upon the exercise of any Class A Warrant and clearance of the funds received, the Warrant Agent shall promptly remit (i) the applicable Warrant Solicitation Fee, if any, to Fairchild, and (ii) the balance of the payment received for the Class A Warrant to the Company or as the Company may direct in writing.

         SECTION 5. RESERVATION OF SHARES; LISTING; PAYMENT OF TAXES; ETC.

         (a) The Company covenants that it will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon exercise of Class A Warrants, such number of shares of Common Stock as shall then be issuable upon the exercise of all outstanding Class A Warrants. The Company covenants that all shares of Common Stock which shall be issuable upon exercise of the Class A Warrants and payment of the Exercise Price therefor shall, at the time of delivery, be duly and validly issued, fully paid, nonassessable, and free from all taxes, liens, and charges with respect to the issue thereof (other than those which the Company shall promptly pay or discharge), and that upon issuance such shares shall be listed on each national securities exchange or eligible for inclusion in each automated quotation system, if any, on which the other shares of outstanding Common Stock of the Company are then listed and eligible for inclusion.

         (b) The Company covenants that if any securities to be reserved for the purpose of exercise of Class A Warrants hereunder require registration with, or approval of, any governmental authority under any federal securities law before such securities may be validly issued or delivered upon such exercise or in order to comply with federal securities laws, then the Company will endeavor to secure such registration or approval in accordance with the terms of the Placement Agent Agreement. The Company will use reasonable efforts to obtain appropriate approvals or registrations under state "blue sky" securities laws. Notwithstanding the foregoing, Class A Warrants may not be exercised by, or shares of Common Stock issued to, any Registered Holder in any state in which such exercise would be unlawful.

         (c) The Company shall pay all documentary stamp or similar taxes and other governmental charges that may be imposed with respect to the issuance of Class A Warrants, or the issuance or delivery of any shares upon exercise of the Class A Warrants; provided, however, that if the shares of Common Stock issuable upon exercise of Class A Warrants are to be delivered in a name other than the name of the Registered Holder of the certificate representing any Class A Warrant being exercised, then no such delivery shall be made unless the person requesting the same has paid to the Warrant Agent the amount of transfer taxes or charges incident thereto, if any.

         (d) The Warrant Agent is hereby irrevocably authorized to requisition the Company's Transfer Agent from time to time for certificates representing shares of Common Stock issuable upon exercise of the Class A Warrants, and the Company will authorize the Transfer Agent to comply with all such proper requisitions. Whenever the Warrant Agent and the Transfer Agent are


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


not the same entity, the Company will file with the Warrant Agent a statement setting forth the name and address of the Transfer Agent of the Company for shares of Common Stock issuable upon exercise of the Class A Warrants.

         SECTION 6. EXCHANGE AND REGISTRATION OF TRANSFER.

         (a) Certificates representing Class A Warrants may be exchanged for other certificates representing an equal aggregate number of Class A Warrants of the same class or may be transferred in whole or in part. Certificates representing Class A Warrants to be exchanged shall be surrendered to the Warrant Agent at its Corporate Office, and upon satisfaction of the terms and provisions hereof, the Company shall execute and the Warrant Agent shall countersign, issue, and deliver in exchange therefor the certificate or certificates representing Class A Warrants which the Registered Holder making the exchange shall be entitled to receive.

         (b) The Warrant Agent shall keep at its Corporate Office, subject to such reasonable regulations as it may prescribe, books in which it shall register certificates representing Class A Warrants and the transfer thereof in accordance with its regular practice. Upon due presentment for registration of transfer of a certificate representing Class A Warrants at its Corporate Office, the Company shall execute promptly, and the Warrant Agent shall issue and deliver promptly to the transferee or transferees, a new certificate or certificates representing an equal aggregate number of Class A Warrants of the same class.

         (c) With respect to all certificates representing Class A Warrants presented for registration of transfer, or for exchange or exercise, the exercise form on the reverse thereof shall be duly endorsed, or be accompanied by a written instrument or instruments of transfer and exercise, in form satisfactory to the Company and the Warrant Agent, duly executed by the Registered Holder or his attorney-in-fact duly authorized in writing.

         (d) Any service charge imposed by the Warrant Agent for any exchange or registration of transfer of certificates representing Class A Warrants shall be borne by the Company; however, the Company may require payment by such Registered Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

         (e) All certificates representing Class A Warrants surrendered for exercise, registration, or transfer or for exchange in case of mutilated certificates shall be promptly cancelled by the Warrant Agent and thereafter retained by the Warrant Agent until termination of this Agreement or resignation as Warrant Agent, or, disposed of or destroyed at the direction of the Company.

         (f) Prior to due presentment for registration of transfer thereof, the Company and the Warrant Agent may deem and treat the Registered Holder of any certificate representing Class A Warrants as the absolute owner thereof and of each Class A Warrant represented thereby (notwithstanding any notations of ownership or writing thereon made by anyone other than a duly authorized officer of the Company or the Warrant Agent) for all purposes and shall not be affected by any notice to the contrary. Class A Warrants issuable as a part of an Offering Unit will be


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


immediately detachable from the Common Stock on the close of business _________, 2000, unless Fairchild permits earlier separation, and transferable separately therefrom.

         SECTION 7. LOSS OR MUTILATION. Upon receipt by the Company and the Warrant Agent of evidence satisfactory to them of the ownership of and loss, theft, destruction, or mutilation of any certificate representing Class A Warrants and (in case of loss, theft or destruction) of indemnity satisfactory to them, and (in the case of mutilation) upon surrender and cancellation thereof, the Company shall execute and the Warrant Agent shall (in the absence of notice to the Company or Warrant Agent that the certificate has been acquired by a bona fide purchaser) countersign and deliver to the Registered Holder in lieu thereof a new certificate of like tenor representing an equal aggregate number of Class A Warrants. Applicants for a substitute certificate representing any Class A Warrants shall comply with such regulations and pay such other reasonable charges as the Warrant Agent may prescribe.

         SECTION 8. REDEMPTION OF CLASS A WARRANTS.

         (a) Redemption. From and after ________________, 2000, all, but not less than all, of the Class A Warrants may be redeemed, at the option of the Company, on not less than thirty (30) days prior notice to the Registered Holders, at the Redemption Price, provided that (i) the closing bid price for the Common Stock for twenty (20) consecutive trading days prior to the date of the Redemption Notice (as hereinafter defined), as quoted on any national stock exchange or over-the-counter market, is at least $10.80 per share (the "Redemption Price Requirement") and (ii) the notice and other requirements set forth in Section 8(b) through 8(e) below are satisfied. The Redemption Price Requirement shall automatically adjust on a pro rata basis upon any adjustment of the Exercise Price pursuant to Section 9 below. The date fixed for redemption of Class A Warrants is referred to herein as the "Redemption Date."

         (b) If the conditions set forth above in this Section 8 are satisfied and the Company desires to exercise its right to redeem the Class A Warrants, the Company shall mail a notice of redemption (the "Redemption Notice") to each Registered Holder, certified mail, return receipt requested, not later than the 30th day before the Redemption Date, at the Registered Holder's last address as shall appear on the Warrant Agent's books maintained pursuant to Section 6 hereof.

         (c) The Redemption Notice shall specify (i) the Redemption Price, (ii) the Redemption Date, (iii) the place where certificates representing the applicable Class A Warrants shall be delivered and the Redemption Price is to be paid, and (iv) that the right to exercise the applicable Class A Warrants shall terminate at 5:00 p.m. (New York time) on the business day immediately preceding the Redemption Date. No failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption unless the Redemption Notice was not mailed in the manner prescribed in Section 8(b) or the Redemption Notice did not contain the information required by this Section 8(c). An affidavit of the Warrant Agent or of the Secretary or an Assistant Secretary of the Company that the Redemption Notice has been mailed shall, in the absence of fraud, be prima facie evidence of the facts stated therein.


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


         (d) Any right to acquire Common Stock pursuant to the exercise of the applicable Class A Warrants shall terminate at 5:00 p.m. (New York time) on the business day immediately preceding the Redemption Date. On and after the Redemption Date, the Registered Holder shall have no further rights except to receive, upon surrender of the certificate(s) representing Class A Warrants, the Redemption Price.

         (e) From and after the Redemption Date, the Company shall, at the place specified in the Redemption Notice, upon presentation and surrender to the Company by or on behalf of the Registered Holder of certificate(s) representing the applicable Class A Warrants deliver or cause to be delivered to or upon the written order of the Registered Holder a sum in cash equal to the Redemption Price for each such Class A Warrant so presented and surrendered.

         SECTION 9. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES. The Exercise Price and number of shares of Common Stock that may be purchased upon exercise of each Class A Warrant shall be subject to adjustment from time to time as set forth below.

         (a) Adjustment for Stock Splits and Combinations. If the Company shall at any time or from time to time after the date hereof effect a subdivision of the outstanding Common Stock, the Exercise Price then in effect immediately before that subdivision shall be proportionately decreased and the number of shares of Common Stock that may be purchased upon exercise of each Class A Warrant will be proportionately increased; conversely, if the Company shall at any time or from time to time after the date hereof reduce the outstanding shares of Common Stock by combination or otherwise, the Exercise Price then in effect immediately before the combination shall be proportionately increased and the number of shares of Common Stock proportionately decreased. Any adjustment under this Section 9(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

         (b) Adjustment for Certain Dividends and Distributions of Stock. In the event the Company at any time or from time to time after the date hereof shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Exercise Price then in effect shall be decreased and the number of shares of Common Stock that may be purchased upon exercise of each Class A Warrant will be increased by the number of shares of Common Stock per share of Common Stock so distributed as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date. The Exercise Price shall be adjusted by multiplying the Exercise Price then in effect by a fraction:

                  (1) The numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

                  (2) The denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, if such record date shall have


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


         been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Exercise Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Exercise Price shall be adjusted pursuant to this Section 9 as of the time of actual payment of such dividends or distributions.

         (c) Adjustment for Other Dividends and Distributions. In the event the Company at any time or from time to time after the date hereof shall make or issue or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company other than shares of Common Stock, then and in each such event provision shall be made so that the Registered Holder shall receive upon exercise of a Class A Warrant in addition to the number of shares of Common Stock receivable thereupon, the amount of such other securities of the Company that it would have received had the Class A Warrant been exercised on the date of such event and had thereafter, during the period from the date of such event to and including the exercise date, retained such securities receivable by it as aforesaid during such period giving application to all adjustments called for during such period under this Agreement with respect to the rights of the Registered Holder.

         (d) Adjustment for Reclassification, Exchange or Substitution. If the Common Stock issuable upon the exercise of the Class A Warrant shall be changed into the same or a different number of shares of any class or classes of stock, whether by reclassification, exchange, substitution or other change (other than a reorganization, merger, consolidation or sale of assets provided for in
Section 9(e) below), then and in each such event, the Registered Holder shall have the right thereafter to exercise the Class A Warrant into the kind and amounts of shares of stock and other securities and property receivable upon such reclassification, exchange, substitution or other change, by holders of the number of shares of Common Stock into which the Class A Warrant might have been exercised immediately prior to such reclassification, exchange, substitution, or other change, all subject to further adjustment as provided herein.

         (e) Reorganization, Mergers, Consolidations or Sales of Assets. If at any time or from time to time there shall be a reorganization of the Common Stock (other than a reclassification, exchange, or substitution of shares provided for in Section 9(d) above) or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all the Company's properties and assets to any other person, then, as a part of such reorganization, merger, consolidation, or sale, provision shall be made so that the Registered Holder shall thereafter be entitled to receive upon exercise of the Class A Warrant, the number of shares of stock or other securities or property of the Company or of the successor corporation resulting from such reorganization, merger, consolidation, or sale, to which a holder of that number of shares of Common Stock deliverable upon exercise of the Class A Warrant would have been entitled on such reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this Agreement with respect to the rights of the Registered Holder after the reorganization, merger, consolidation, or sale to the end that the provisions of this Agreement (including adjustment of the number of shares issuable upon exercise of the Class A Warrant) shall be applicable after that event as nearly equivalent as may be practicable.


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


         (f) Certificate of Adjustment. In each case of an adjustment or readjustment of the Exercise Price, the Company, at its expense, shall prepare a certificate showing such adjustment or readjustment signed by the duly elected Treasurer or Chief Financial Officer of the Company (the "Adjustment Certificate") and shall mail the Adjustment Certificate, by first class mail, postage prepaid, to each Registered Holder at such Registered Holder's address as shown in the books of the Warrant Agent maintained pursuant to Section 6 hereof. The Adjustment Certificate shall set forth such adjustment or readjustment, including a brief summary of the facts upon which such adjustment or readjustment is based including a statement of the Exercise Price, the Redemption Price Requirement, and the number of shares of Common Stock or other securities issuable upon exercise of each Class A Warrant immediately before and after giving effect to the applicable adjustment or readjustment. No failure to mail the Adjustment Certificate nor any defect therein or in the mailing thereof shall affect the validity thereof except as to the Registered Holder to whom the Company failed to mail such Adjustment Certificate, or except as to the Registered Holder whose Adjustment Certificate was defective. The affidavit of an officer of the Warrant Agent or the Secretary or an Assistant Secretary of the Company that such Adjustment Certificate has been mailed shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

         (g) No adjustment of the Exercise Price shall be made unless such adjustment would require an increase or decrease of at least $.10 in the Exercise Price; provided that any adjustments which by reason of this Section 9(g) are not required to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment(s) so carried forward, shall require an increase or decrease of at least $.05 in the Exercise Price then in effect hereunder.

         (h) As used in this Section 9, the term "Common Stock" shall mean and include the Company's Common Stock authorized on the date of the original issue of the Offering Units and shall also include any capital stock of any class of the Company thereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary liquidation, dissolution or winding up of the Company; provided, however, that the shares issuable upon exercise of the Class A Warrants shall include only shares of such class designated in the Company's Articles of Incorporation as Common Stock on the date of the original issue of the Offering Units or (i) in the case of any reorganization, change consolidation, merger, sale or conveyance of the character referred to in Section 9(e) hereof, the stock, securities or property provided for in Section 9(e) hereof or (ii) in the case of any reclassification or change in the outstanding shares of Common Stock issuable upon exercise of the Class A Warrant as a result of a subdivision or combination or consisting or a change in par value, or from par value to no par value, or from no par value to par value, such shares of Common Stock as so reclassified or changed.

         (i) Any determination as to whether an adjustment in the Exercise Price in effect hereunder is required pursuant to this Section 9, or as to the amount of any such adjustment, if required, shall be binding upon all Registered Holders and the Company if made in good faith by the Board of Directors of the Company.


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


         SECTION 10. REGISTERED HOLDERS OF CLASS A WARRANTS NOT DEEMED STOCKHOLDERS. No holder of Class A Warrants shall, as such, be entitled to vote or to receive dividends or be deemed the holder of Common Stock that may at any time be issuable upon exercise of such Class A Warrants for any purpose whatsoever, nor shall anything contained herein be construed to confer upon the holder of Class A Warrants, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue, or reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, or conveyance or otherwise), or to receive notice of meetings, or to receive dividends or subscription rights, until such holder shall have exercised such Class A Warrants an been issued shares of Common Stock in accordance with the provisions hereof.

         SECTION 11. RIGHTS OF ACTION. All rights of action with respect to this Agreement are vested in the respective Registered Holders of the Class A Warrants, and any Registered Holder of a Class A Warrant, without consent of the Warrant Agent or of the holder of any other Class A Warrant, may, in his own behalf and for his own benefit, enforce against the Company his right to exercise his Class A Warrants for the purchase of shares of Common Stock in the manner provided in the certificates representing Class A Warrants and this Agreement.

         SECTION 12. AGREEMENT OF REGISTERED HOLDER. Every Registered Holder, by his acceptance thereof, consents and agrees with the Company, the Warrant Agent, and every other Registered Holder that:

         (a) The Class A Warrants are transferable only on the registry books of the Warrant Agent by the Registered Holder thereof in person or by his attorney duly authorized in writing and only if the certificates representing such Class A Warrants are surrendered at the Corporate Office of the Warrant Agent, duly endorsed or accompanied by a proper instrument of transfer satisfactory to the Warrant Agent and the Company in their sole discretion, together with payment of any applicable transfer taxes and otherwise strictly in accordance with Section 6 hereof; and

         (b) The Company and the Warrant Agent may deem and treat the person in whose name the certificate representing Class A Warrants is registered as the holder and as the absolute, true and lawful owner of the Class A Warrants represented thereby for all purposes, and neither the Company nor the Warrant Agent shall be affected by any notice or knowledge to the contrary, except as otherwise expressly provided in Section 7 hereof.

         SECTION 13. CANCELLATION OF CERTIFICATES. If the Company shall purchase or acquire any Class A Warrants, the certificates evidencing the same shall thereupon be delivered to the Warrant Agent and cancelled by it and retired. The Warrant Agent shall also cancel the certificates following exercise of any or all of the Class A Warrants represented thereby or delivered to it for transfer, split-up, combination, or exchange.

         SECTION 14. CONCERNING THE WARRANT AGENT. The Warrant Agent acts hereunder as agent and in a ministerial capacity for the Company, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not, by issuing and delivering certificates representing

Class A Warrants or by any other act hereunder be deemed to make any representations as to the validity, value, or authorization of the certificates or the Class A Warrants represented thereby or of any securities or other property delivered upon exercise of any Class A Warrant or whether any Common Stock issued upon exercise of any Class A Warrant is fully paid and nonassessable.

         The Warrant Agent shall not at any time be under any duty or responsibility to any Registered Holder to make or cause to be made any adjustment of the Exercise Price or the Redemption Price provided in this Agreement, or to determine whether any fact exists which may require any such adjustments, or with respect to the nature or extent of any such adjustment, when made, or with respect to the method employed in making the same. It shall not (i) be liable for any recital or statement of facts contained herein or for any action taken, suffered or omitted by it in reliance on any certificate representing Class A Warrants or other document or instrument believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties, (ii) be responsible for any failure on the part of the Company to comply with any of its covenants and obligations contained in this Agreement or in any certificate, or (iii) be liable for any act or omission in connection with this Agreement except for its own negligence or wilful misconduct.

         The Warrant Agent may at any time consult with counsel satisfactory to it (who may be counsel for the Company) and shall incur no liability or responsibility for any action taken, suffered or omitted by it in good faith in accordance with the opinion or advice of such counsel.

         Any notice, statement, instruction, request, direction, order, or demand of the Company shall be sufficiently evidenced by an instrument signed by the Chairman of the Board, President, any Vice President, its Secretary, or Assistant Secretary (unless other evidence in respect thereof is herein specifically prescribed). The Warrant Agent shall not be liable for any action taken, suffered, or omitted by it in accordance with such notice, statement, instruction, request, direction, order or demand believed by it to be genuine.

         The Company agrees to pay the Warrant Agent reasonable compensation for its services hereunder and to reimburse it for its reasonable expenses hereunder. The Company further agrees to indemnify the Warrant Agent and save it harmless against any and all losses, expenses and liabilities, including judgments, costs and counsel fees, for anything done or omitted by the Warrant Agent in the execution of its duties and powers hereunder except losses, expenses and liabilities arising as a result of the Warrant Agent's negligence or wilful misconduct.

         The Warrant Agent may resign its duties and be discharged from all further duties and liabilities hereunder (except liabilities arising as a result of the Warrant Agent's own negligence or wilful misconduct), after giving 30 days prior written notice to the Company. At least 15 days prior to the date such resignation is to become effective, the Warrant Agent shall cause a copy of such notice of resignation to be mailed to each Registered Holder at the Company's expense. Upon such resignation, or any inability of the Warrant Agent to act as such hereunder, the Company shall appoint a new warrant agent in writing. If the Company shall fail to make such appointment within a period of 15 days after it has been notified in writing of such resignation by the resigning Warrant Agent, then the Registered Holder of any certificate may apply to any court of competent jurisdiction for the appointment of a new warrant agent. Any new warrant agent, whether appointed by the Company or by such a court, shall be a bank or trust company having a capital and surplus, as shown by its last published report to its stockholders, of not less than $10,000,000 or a nationally recognized stock transfer company. After acceptance in writing of such appointment by the new warrant agent is received by the Company, such new warrant agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the Warrant Agent, without any further assurance, conveyance, act or deed; but if for any reason it shall be necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the expense of the Company and shall be legally and validly executed and delivered by the resigning Warrant Agent. Not later than the effective date of any such appointment the Company shall file notice thereof with the resigning Warrant Agent and shall forthwith cause a copy of such notice to be mailed to each Registered Holder.

         Any corporation into which the Warrant Agent or any new warrant agent may be converted or merged or an corporation resulting from any consolidation to which the Warrant Agent or any new warrant agent shall be a party or any corporation succeeding to the trust business of the Warrant Agent shall be a successor warrant agent under this Agreement without any further act, provided that such corporation is eligible for appointment as successor to the Warrant Agent under the provisions of the preceding paragraph. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed to the Company and to each Registered Holder.

         The Warrant Agent, its subsidiaries and affiliates, and any of its or their officers or directors, may buy and hold or sell Class A Warrants or other securities of the Company and otherwise deal with the Company in the same manner and to the same extent and with like effects as though it were not Warrant Agent. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

         SECTION 15. MODIFICATION OF AGREEMENT. The Warrant Agent and the Company may by supplemental agreement make any changes or corrections in this Agreement (i) that they shall deem appropriate to cure any ambiguity or to correct an defective or inconsistent provision or manifest mistake or error herein contained; (ii) to the extent approved by a majority of the Board of Directors of the Company to reduce the Exercise Price, or (iii) that they may deem necessary or desirable and which shall not adversely affect the interests of the Registered Holders; provided, however, that this Agreement shall not otherwise be modified, supplemented, or altered in any respect except with the consent in writing of the Registered Holders representing not less than 50% of the Class A Warrants then outstanding.

         SECTION 16. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been made when delivered or mailed first class registered or certified mail, postage repaid as follows: if to the Registered Holder of a certificate, at the address of such holder as shown on the registry books maintained by the Warrant Agent; if to the Company at Suite 100, 6654 Gunpark Drive, Boulder, Colorado 80301,
Attn: President, or at such other address as may have been furnished to the Warrant Agent in writing by the Company; and if to the Warrant Agent, at its Corporate Office.

         SECTION 17. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to its principles of conflict of laws.

         SECTION 18. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the Company and the Warrant Agent and their respective successors and assigns, and the Registered Holders from time to time. Nothing in this Agreement is intended or shall be construed to confer upon any other person any right, remedy, or claim, in equity or at law, or to impose upon any other person any duty, liability or obligation.

         SECTION 19. TERMINATION. This Agreement shall terminate at the close of business on the Expiration Date or such earlier date upon which all Class A Warrants have been exercised, except that the Warrant Agent shall account to the Company for cash held by it and the provisions of Section 14 hereof shall survive such termination.

         SECTION 20. COUNTERPARTS. This Agreement may be executed in several counterparts, which taken together shall constitute a single document.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                                       SPORTSTRAC SYSTEMS, INC.


                                       By:
                                            ------------------------------------
                                               Marc R. Silverman, President


                                       AMERICAN STOCK TRANSFER & TRUST
                                       COMPANY


                                       By:
                                            ------------------------------------
                                               Authorized Officer

                                                                       Exhibit A


                            VOID AFTER ________, 2002
      NUMBER                                                       WARRANTS
------------------                                            ------------------
                         CLASS A WARRANT CERTIFICATE FOR
                        PURCHASE OF SHARES OF COMMON STOCK
------------------                                            ------------------
                            SPORTSTRAC SYSTEMS, INC.

THIS CERTIFIES THAT FOR VALUE RECEIVED    -SPECIMEN-


the registered assigns (the "Registered Holder") is the owner of the number of Class A redeemable common stock purchase warrants ("Warrants") specified above. Each Warrant represented hereby initially entitles the Registered Holder to purchase, subject to the terms and conditions set forth in this Warrant Certificate and the Warrant Agreement (as hereinafter defined), one fully paid and non-assessable share of Common Stock, $.01 par value, of SportsTrac Systems, Inc., a Delaware corporation (the "Company"), prior to the Expiration Date (as hereinafter defined), upon the presentation and surrender of this Warrant Certificate with the Exercise Form on the reverse hereof duly executed, at the Corporate Office of American Stock Transfer & Trust Co. as warrant agent or its successor (the "Warrant Agent"), accompanied by payment of $7.20 per share of Common Stock, subject to adjustment as provided in the Warrant Agreement (as so adjusted, the "Purchase Price") in lawful money of the United States of America in cash or by official bank or certified check made payable to SportsTrac Systems, Inc.
     This Warrant Certificate and each Warrant represented hereby are issued pursuant to and are subject in all respects to the terms and conditions set forth in the Warrant Agreement (the "Warrant Agreement") dated ____________, 1999 by and between the Company and the Warrant Agent. Capitalized terms not defined herein are used herein as defined in the Warrant Agreement.
     Each Warrant represented hereby is exercisable at the option of the Registered Holder but no fractional shares of Common Stock will be issued. In the case of the exercise of less than all the Warrants represented hereby, the Company shall cancel this Warrant Certificate upon the surrender hereof and shall execute and deliver a new Warrant Certificate or Warrant Certificates of like tenor which the Warrant Agent shall countersign for the balance of such Warrants.
     The term "Expiration Date" shall mean 5:00 p.m. (New York time) on __________, 2002, or such earlier date as the Warrants shall be redeemed. If such date shall in the State of New York be a holiday or a day on which banks are authorized to close, then the Expiration Date shall mean 5:00 p.m. (New York time) the next following day which in the State of New York is not a holiday or a day on which banks are authorized to close.
     The Warrant(s) represented hereby shall not be exercisable by a Registered Holder in any state where such exercise would be unlawful.

     This Warrant Certificate is exchangeable, upon the surrender hereof by the Registered Holder at the Corporate Office of the Warrant Agent, for a new Warrant Certificate or Warrant Certificates of like tenor representing an equal aggregate number of Warrants, each such new Warrant Certificate to represent such number of Warrants as shall be designated by such Registered Holder at the time of such surrender. Upon due presentment with any tax or other governmental change imposed in connection therewith for registration or transfer of this Warrant Certificate at such Corporate Office, a new Warrant Certificate or Warrant Certificates representing an equal aggregate number of Warrants will be issued to the transferee in exchange therefor, subject to the limitations provided in the Warrant Agreement.
     Prior to the exercise of any Warrant represented hereby, the Registered Holder shall not be entitled to any rights of a stockholder of the Company, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided in the Warrant Agreement.
     The Warrant(s) represented hereby may be redeemed at the option of the Company at a redemption price of $.10 per Warrant at any time provided the closing bid price (all as more fully set forth in the Warrant Agreement) for the Common Stock is at least $10.80 per share, subject to adjustment as provided in the Warrant Agreement, on 20 consecutive trading days ending on the third day before notice of redemption is given. Notice of redemption shall be given not later than the thirtieth day before the date fixed for redemption, all as provided in the Warrant Agreement. On and after the date fixed for redemption, the Registered Holder shall have no rights with respect to the Warrant(s) represented hereby except to receive the $.10 per Warrant upon surrender of this Warrant Certificate.
     Prior to due presentment for registration of transfer hereof, the Company and the Warrant Agent may deem and treat the Registered Holder as the absolute owner hereof and of each Warrant represented hereby (notwithstanding any notations of ownership or writing hereon made by anyone other than a duly authorized officer of the Company or the Warrant Agent) for all purposes and shall not be affected by any notice to the contrary.
     This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of New York.
     This Warrant Certificate is not valid unless countersigned by the Warrant Agent.
     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed manually or in facsimile by two of its officers thereunto duly authorized and a facsimile of its corporate seal to be imprinted hereon.


------------------------------------   ----------------------------------------
Secretary                              President

COUNTERSIGNED

American Stock Transfer & Trust Co.

40 Wall Street

New York, New York 10005


By:
   ----------------------------------------

Warrant Agent Authorized Signature

                            SPORTSTRAC SYSTEMS, INC.
                          CLASS A WARRANT EXERCISE FORM
                     To Be Executed by the Registered Holder
                      in Order to Exercise Class A Warrants

     The undersigned Registered Holder hereby irrevocably elects to exercise ____________________________________________ Warrants represented by this
Warrant Certificate and to purchase the securities issuable upon the exercise of such Warrants and requests that certificates for such securities shall be issued in the name of

PLEASE INSERT SOCIAL SECURITY
 OR OTHER IDENTIFYING NUMBER
                              -------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     (please print or type name and address)

and be delivered to

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     (please print or type name and address)

and if such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate that a new Warrant Certificate for the balance of such Warrants be registered in the name of and delivered to the Registered Holder at the address stated below.
     The undersigned represents that the exercise of the within Warrant or Warrants was solicited by a member of the National Association of Securities Dealers, Inc. If not solicited by an NASD member, please write "unsolicited" in the space below.

                           -----------------------------------------------------
                           (Name of NASD Member)

Dated:                     X
       ------------------   ----------------------------------------------------

                           -----------------------------------------------------

                           -----------------------------------------------------
                                              Address


                           -----------------------------------------------------
                                    Taxpayer Identification Number


                           -----------------------------------------------------
                                         Signature Guaranteed

                                   ASSIGNMENT
                     To Be Executed by the Registered Holder
                       in Order to Assign Class A Warrants

FOR VALUE RECEIVED, ____________________________________________________________
hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
 OR OTHER IDENTIFYING NUMBER
                              -------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     (please print or type name and address)
_____________________ of the Warrants represented by this Warrant Certificate and hereby irrevocably constitutes and appoints

--------------------------------------------------------------------------------
Attorney to transfer this Warrant Certificate on the books of the Warrant Agent, with full power of substitution in the premises.

Dated:                     X
       ------------------   ----------------------------------------------------
                                       Signature Guaranteed

                         -------------------------------------------------------
THE SIGNATURE TO THE ASSIGNMENT OR THE EXERCISE FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF THE AMERICAN STOCK EXCHANGE, NEW YORK STOCK EXCHANGE, PACIFIC STOCK EXCHANGE, BOSTON STOCK EXCHANGE, OR MIDWEST STOCK EXCHANGE.

                                                                       Exhibit B


                            VOID AFTER ________, 2002
      NUMBER                                                       WARRANTS
------------------                                            ------------------
                         CLASS A WARRANT CERTIFICATE FOR
                        PURCHASE OF SHARES OF COMMON STOCK
------------------                                            ------------------
                            SPORTSTRAC SYSTEMS, INC.

THIS CERTIFIES THAT FOR VALUE RECEIVED    -SPECIMEN-


the registered assigns (the "Registered Holder") is the owner of the number of Class A redeemable common stock purchase warrants ("Warrants") specified above. Each Warrant represented hereby initially entitles the Registered Holder to purchase, subject to the terms and conditions set forth in this Warrant Certificate and the Warrant Agreement (as hereinafter defined), one fully paid and non-assessable share of Common Stock, $.01 par value, of SportsTrac Systems, Inc., a Delaware corporation (the "Company"), prior to the Expiration Date (as hereinafter defined), upon the presentation and surrender of this Warrant Certificate with the Exercise Form on the reverse hereof duly executed, at the Corporate Office of American Stock Transfer & Trust Co. as warrant agent or its successor (the "Warrant Agent"), accompanied by payment of $11.88 per share of Common Stock, subject to adjustment as provided in the Warrant Agreement, or such other amount as specified in the Warrant Agreement (the "Purchase Price") in lawful money of the United States of America in cash or by official bank or certified check made payable to SportsTrac Systems, Inc.
     This Warrant Certificate and each Warrant represented hereby are issued pursuant to and are subject in all respects to the terms and conditions set forth in the Warrant Agreement (the "Warrant Agreement") dated ____________, 1999 by and between the Company and the Warrant Agent. Capitalized terms not defined herein are used herein as defined in the Warrant Agreement. Each Warrant represented hereby is a "Fairchild Warrant" as defined in the Warrant Agreement.
     Each Warrant represented hereby is exercisable at the option of the Registered Holder but no fractional shares of Common Stock will be issued. In the case of the exercise of less than all the Warrants represented hereby, the Company shall cancel this Warrant Certificate upon the surrender hereof and shall execute and deliver a new Warrant Certificate or Warrant Certificates of like tenor which the Warrant Agent shall countersign for the balance of such Warrants.
     The term "Expiration Date" shall mean 5:00 p.m. (New York time) on __________, 2002, or such earlier date as the Warrants shall be redeemed. If such date shall in the State of New York be a holiday or a day on which banks are authorized to close, then the Expiration Date shall mean 5:00 p.m. (New York time) the next following day which in the State of New York is not a holiday or a day on which banks are authorized to close.
     The Warrant(s) represented hereby shall not be exercisable by a Registered Holder in any state where such exercise would be unlawful.

     This Warrant Certificate is exchangeable, upon the surrender hereof by the Registered Holder at the Corporate Office of the Warrant Agent, for a new Warrant Certificate or Warrant Certificates of like tenor representing an equal aggregate number of Warrants, each such new Warrant Certificate to represent such number of Warrants as shall be designated by such Registered Holder at the time of such surrender. Upon due presentment with any tax or other governmental change imposed in connection therewith for registration or transfer of this Warrant Certificate at such Corporate Office, a new Warrant Certificate or Warrant Certificates representing an equal aggregate number of Warrants will be issued to the transferee in exchange therefor, subject to the limitations provided in the Warrant Agreement.
     Prior to the exercise of any Warrant represented hereby, the Registered Holder shall not be entitled to any rights of a stockholder of the Company, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided in the Warrant Agreement.
     The Warrant(s) represented hereby may be redeemed at the option of the Company at a redemption price of $.10 per Warrant at any time provided the closing bid price (all as more fully set forth in the Warrant Agreement) for the Common Stock is at least $10.80 per share, subject to adjustment as provided in the Warrant Agreement, on 20 consecutive trading days ending on the third day before notice of redemption is given. Notice of redemption shall be given not later than the thirtieth day before the date fixed for redemption, all as provided in the Warrant Agreement. On and after the date fixed for redemption, the Registered Holder shall have no rights with respect to the Warrant(s) represented hereby except to receive the $.10 per Warrant upon surrender of this Warrant Certificate.
     Prior to due presentment for registration of transfer hereof, the Company and the Warrant Agent may deem and treat the Registered Holder as the absolute owner hereof and of each Warrant represented hereby (notwithstanding any notations of ownership or writing hereon made by anyone other than a duly authorized officer of the Company or the Warrant Agent) for all purposes and shall not be affected by any notice to the contrary.
     This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of New York.
     This Warrant Certificate is not valid unless countersigned by the Warrant Agent.
     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed manually or in facsimile by two of its officers thereunto duly authorized and a facsimile of its corporate seal to be imprinted hereon.


-------------------------------------   ----------------------------------------
Secretary                               President

COUNTERSIGNED

American Stock Transfer & Trust Co.

40 Wall Street

New York, New York 10005


By:
   ----------------------------------------

Warrant Agent Authorized Signature

                            SPORTSTRAC SYSTEMS, INC.
                          CLASS A WARRANT EXERCISE FORM
                     To Be Executed by the Registered Holder
                      in Order to Exercise Class A Warrants

     The undersigned Registered Holder hereby irrevocably elects to exercise ____________________________________________ Warrants represented by this
Warrant Certificate and to purchase the securities issuable upon the exercise of such Warrants and requests that certificates for such securities shall be issued in the name of

PLEASE INSERT SOCIAL SECURITY
 OR OTHER IDENTIFYING NUMBER
                              -------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     (please print or type name and address)

and be delivered to

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     (please print or type name and address)

and if such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate that a new Warrant Certificate for the balance of such Warrants be registered in the name of and delivered to the Registered Holder at the address stated below.
     The undersigned represents that the exercise of the within Warrant or Warrants was solicited by a member of the National Association of Securities Dealers, Inc. If not solicited by an NASD member, please write "unsolicited" in the space below.

                           -----------------------------------------------------
                           (Name of NASD Member)

Dated:                     X
      -------------------    ---------------------------------------------------

                           -----------------------------------------------------

                           -----------------------------------------------------
                                              Address


                           -----------------------------------------------------
                                    Taxpayer Identification Number


                           -----------------------------------------------------
                                        Signature Guaranteed

                                   ASSIGNMENT
                     To Be Executed by the Registered Holder
                       in Order to Assign Class A Warrants

FOR VALUE RECEIVED, ____________________________________________________________
hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
 OR OTHER IDENTIFYING NUMBER
                              -------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     (please print or type name and address)
__________________ of the Warrants represented by this Warrant Certificate and hereby irrevocably constitutes and appoints

--------------------------------------------------------------------------------
Attorney to transfer this Warrant Certificate on the books of the Warrant Agent, with full power of substitution in the premises.

Dated:                     X
       ------------------   ----------------------------------------------------
                                       Signature Guaranteed

                         -------------------------------------------------------
THE SIGNATURE TO THE ASSIGNMENT OR THE EXERCISE FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF THE AMERICAN STOCK EXCHANGE, NEW YORK STOCK EXCHANGE, PACIFIC STOCK EXCHANGE, BOSTON STOCK EXCHANGE, OR MIDWEST STOCK EXCHANGE.